Exhibit 99.1
Twilio Announces Fourth Quarter and Full Year 2024 Results

•Fourth Quarter Revenue of $1.19 billion, up 11% reported year-over-year
•Full Year Revenue of $4.46 billion, up 7% reported and 9% organic year-over-year
•Fourth Quarter GAAP Income from Operations of $14 million and Full Year GAAP Loss from Operations of $54 million
•Fourth Quarter and Full Year Non-GAAP Income from Operations of $197 million and $714 million, respectively
SAN FRANCISCO--(BUSINESS WIRE)--February 13, 2025--Twilio (NYSE: TWLO), the customer engagement platform that drives real-time, personalized experiences for today’s leading brands, reported financial results for its fourth quarter and full year ended December 31, 2024.
“Twilio’s focus on financial discipline, operational rigor, and innovation is paying off as we delivered a second consecutive quarter of double digit growth and our first ever quarter of GAAP operating profitability,” said Khozema Shipchandler, CEO of Twilio. “I’m energized by the momentum in our business as we deliver on our vision to ensure every digital interaction between businesses and consumers is amazing.”

Fourth Quarter 2024 Financial Highlights

•Total revenue of $1.19 billion, up 11% year-over-year. Communications revenue of $1.12 billion, up 12% year-over-year. Segment revenue of $74.1 million, down 1% year-over-year.

•GAAP income from operations of $13.7 million, compared with GAAP loss from operations of $361.7 million for the fourth quarter of 2023.

•Non-GAAP income from operations of $197.0 million, compared with non-GAAP income from operations of $172.6 million for the fourth quarter of 2023.

•GAAP net loss per share attributable to common stockholders, basic and diluted, of $0.08 based on 153.5 million weighted average shares outstanding, compared with GAAP net loss per share attributable to common stockholders, basic and diluted, of $2.01 based on 181.8 million weighted average shares outstanding in the fourth quarter of 2023.

•Non-GAAP net income per share attributable to common stockholders, diluted, of $1.00 based on 160.6 million non-GAAP weighted average shares outstanding, compared with non-GAAP net income per share attributable to common stockholders, diluted, of $0.86 based on 184.0 million non-GAAP weighted average shares outstanding in the fourth quarter of 2023.

•Net cash provided by operating activities of $108.4 million and free cash flow of $93.5 million, compared with net cash provided by operating activities of $222.5 million and free cash flow of $210.9 million for the fourth quarter of 2023.

During the quarter, we incurred $16.8 million in bad debt expenses related to our customer Oi SA, a Brazilian telecom company, as a result of a slowdown in their ongoing payment activity. These expenses reduced both our GAAP and non-GAAP income from operations in the quarter.

Full Year 2024 Financial Highlights

•Total revenue of $4.46 billion, up 7% year-over-year. Communications revenue of $4.16 billion, up 8% year-over-year. Segment revenue of $297.7 million, up 1% year-over-year.

•Total organic revenue growth of 9% year-over-year. Communications organic revenue growth of 9% year-over-year.

•GAAP loss from operations of $53.7 million, compared with GAAP loss from operations of $876.5 million for the full year 2023.

•Non-GAAP income from operations of $714.4 million, compared with non-GAAP income from operations of $533.0 million for the full year 2023.

•GAAP net loss per share attributable to common stockholders, basic and diluted, of $0.66 based on 165.9 million weighted average shares outstanding, compared with GAAP net loss per share attributable to common stockholders, basic and diluted, of $5.54 based on 183.3 million weighted average shares outstanding in the full year 2023.

•Non-GAAP net income per share attributable to common stockholders, diluted, of $3.67 based on 169.2 million non-GAAP weighted average shares outstanding, compared with non-GAAP net income per share attributable to common stockholders, diluted, of $2.45 based on 185.4 million non-GAAP weighted average shares outstanding in the full year 2023.

•Net cash provided by operating activities of $716.2 million and free cash flow of $657.5 million, compared with net cash provided by operating activities of $414.8 million and free cash flow of $363.5 million for the full year 2023.
Key Metrics
•More than 325,000 Active Customer Accounts as of December 31, 2024 compared to more than 305,000 Active Customer Accounts as of December 31, 2023.

•Dollar-Based Net Expansion Rate of 106% for the fourth quarter of 2024 compared to Dollar-Based Net Expansion Rate of 102% for the fourth quarter of 2023. Dollar-Based Net Expansion Rate of 104% for the full year 2024 compared to Dollar-Based Net Expansion Rate of 103% for the full year 2023.

•5,535 employees as of December 31, 2024.

Dollars in millions, except per share amounts	Q4 2024 Results		Full Year 2024 Results
Revenue	$1,195		$4,458
Y/Y Revenue Growth	11%		7%
Y/Y Organic Revenue Growth	11%		9%

	Amount	Margin	Amount	Margin
GAAP income (loss) from operations	$14	1.1%	$(54)	(1.2)%
Non-GAAP income from operations	$197	16.5%	$714	16.0%
Cash provided by operating activities	$108	9%	$716	16%
Free cash flow	$93	8%	$657	15%
GAAP net loss attributable to common stockholders	$(12)		$(109)
Non-GAAP net income attributable to common stockholders	$161		$622
GAAP net loss per share attributable to common stockholders, basic and diluted	$(0.08)		$(0.66)
Non-GAAP net income per share attributable to common stockholders, diluted	$1.00		$3.67

Share Repurchase Program

In January 2025, Twilio’s Board of Directors authorized a share repurchase program pursuant to which Twilio may repurchase up to $2.0 billion in aggregate value of its outstanding Class A common stock. The program is set to expire on December 31, 2027. As of December 31, 2024, Twilio completed the $3.0 billion of aggregate repurchases authorized under its previous share repurchase programs, which expired on December 31, 2024.
Outlook
Twilio is initiating guidance for the first quarter ending March 31, 2025. For fiscal year 2025, Twilio is reiterating the financial targets announced at its investor day on January 23, 2025, including organic revenue growth of 7% - 8% year-over-year, non-GAAP income from operations of $825 - $850 million, and free cash flow of $825 - $850 million.

Dollars and shares in millions, except per share amounts	Q1 FY25 Guidance
Revenue	$1,130 - $1,140
Y/Y Revenue Growth	8% - 9%
Non-GAAP income from operations	$180 - $190
Non-GAAP diluted earnings per share (1)	$0.88 - $0.93
Non-GAAP weighted average diluted shares outstanding	162

(1) Non-GAAP diluted earnings per share guidance assumes no impact from volatility of foreign exchange rates.

Dollars in millions	FY25 Guidance
Y/Y Organic Revenue Growth	7% - 8%
Non-GAAP income from operations	$825 - $850
Free cash flow	$825 - $850

Conference Call Information
Twilio is hosting a Q&A conference call today, February 13, 2025, to discuss its fourth quarter and full year 2024 financial results. The conference call will begin at 2:00 p.m. (PT) / 5:00 p.m. (ET), and investors and analysts should register for the webcast in advance by visiting https://edge.media-server.com/mmc/p/auzd77nc/. The live webcast of the conference call, as well as a replay, and Twilio’s supplemental earnings presentation, will be available on the investor relations website.
Twilio uses its investor relations website and its X (formerly Twitter) feed (@twilio), as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.
About Twilio Inc.
Today’s leading companies trust Twilio’s Customer Engagement Platform (CEP) to build direct, personalized relationships with their customers everywhere in the world. Twilio enables companies to use communications and data to add intelligence and security to every step of the customer journey, from sales to marketing to growth, customer service and many more engagement use cases in a flexible, programmatic way. Across 180 countries and territories, millions of developers and hundreds of thousands of businesses use Twilio to create magical experiences for their customers. For more information about Twilio (NYSE: TWLO) visit www.twilio.com.
Forward-Looking Statements
This press release and the accompanying conference call contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “can,” “will,” “would,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “forecasts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements contained in this press release and the accompanying conference call include, but are not limited to, statements about: our future financial and operating performance, including our expected financial and operating results, guidance and targets, including the assumptions underlying such guidance and targets; our anticipated strategies and business plans and our ability to successfully execute them; our expectations regarding capital returns to shareholders, including share repurchases; our expectations regarding our relationships with ISVs, partners and resellers, and our self-service and cross-sell efforts; our ability to expand into new and existing markets, including international markets; the development and release of our products (and the timing thereof), including related to AI and machine learning; the effects of our increased investment and go-to-market focus to capture market share; our strategy for streamlining and adding value to the customer experience; our ability to deliver on our product roadmap and our focus on innovation; and our expectations regarding the impact of operating and industry conditions and the impact of such conditions on our business and customers. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to differ materially from those described in the forward-looking statements, including, among other things: our ability to attract and retain customers and expand their usage of our platform; our ability to realize the anticipated benefits of changes to our operating model and organizational structure; our ability to successfully implement our cost-saving initiatives and to capture expected efficiencies; our ability to form and expand partnerships; our ability to successfully enter into new markets and manage our international expansion; the impact of macroeconomic and political conditions and market volatility; our ability to compete effectively in intensely competitive markets; our financial performance, including expectations regarding our results of operations and the assumptions underlying such expectations, and ability to achieve and sustain profitability; our ability to manage changes in network service provider fees and optimize our network service provider coverage and connectivity; and our ability to comply with modified or new industry standards, laws and regulations applying to our business, and increased costs associated with regulatory compliance.

The forward-looking statements contained in this press release and the accompanying conference call are also subject to additional risks, uncertainties, and factors, including those more fully described in our most recent filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Should any of these risks materialize, or should our assumptions prove to be incorrect, actual financial results could differ materially from our projections or those implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release and the accompanying conference call.
All forward-looking statements contained in this press release and the accompanying conference call represent our management’s beliefs and assumptions only as of the date such statements are made and we do not assume any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date on which the statements were made, or to reflect new information or the occurrence of unanticipated events, except as required by law.
Non-GAAP Financial Measures
In addition to financial information presented in accordance with U.S. generally accepted accounting principles (“GAAP”), this press release and the accompanying conference call include certain non-GAAP financial measures, including those listed below. We use these non-GAAP financial measures to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures may be helpful to investors because they provide consistency and comparability with past financial performance, facilitate period-to-period comparisons of results of operations and assist in comparisons with other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results. We believe organic revenue, organic revenue growth, Communications organic revenue and Communications organic revenue growth are useful in understanding the ongoing results of our operations on a consolidated basis and at the segment level. We believe free cash flow and free cash flow margin provide useful supplemental information to help investors understand underlying trends in our business and our liquidity.

These non-GAAP financial measures are presented for supplemental informational purposes only, should not be considered substitutes for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies. A reconciliation of these measures to the most directly comparable GAAP measures is included at the end of this press release. We have not provided the forward-looking GAAP equivalents for certain forward-looking non-GAAP measures presented in this press release and the accompanying conference call, or a GAAP reconciliation, as a result of the uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation expense. Accordingly, a reconciliation of these non-GAAP guidance metrics to their corresponding forward-looking GAAP equivalents is not available without unreasonable effort. However, it is important to note that material changes to reconciling items could have a significant effect on future GAAP results.

Non‑GAAP Gross Profit and Non‑GAAP Gross Margin. For the periods presented, we define non‑GAAP gross profit and non‑GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, adjusted to exclude stock-based compensation, amortization of acquired intangibles and payroll taxes related to stock-based compensation. Segment-level non‑GAAP gross profit and non‑GAAP gross margin are calculated using the same methodology, but using (and excluding, as applicable) only revenue and expenses attributable to the applicable segment.

Non-GAAP Gross Profit Growth. For the periods presented, we calculate non-GAAP gross profit growth by dividing (i) non-GAAP gross profit for the period presented less non-GAAP gross profit in the comparative period by (ii) non-GAAP gross profit in the comparative period.

Non‑GAAP Operating Expenses. For the periods presented, we define non‑GAAP operating expenses (including categories of operating expenses) as GAAP operating expenses (and categories of operating expenses) adjusted to exclude, as applicable, stock-based compensation, amortization of acquired intangibles, loss on net assets divested, acquisition and divestiture related expenses, payroll taxes related to stock-based compensation, charitable contributions, restructuring costs, and impairment of long-lived assets.

Non‑GAAP Income (Loss) from Operations and Non‑GAAP Operating Margin. For the periods presented, we define non‑GAAP income (loss) from operations and non‑GAAP operating margin as GAAP loss from operations and GAAP operating margin, respectively, adjusted to exclude, as applicable, stock-based compensation, amortization of acquired intangibles, loss on net assets divested, acquisition and divestiture related expenses, payroll taxes related to stock-based compensation, charitable contributions, restructuring costs, and impairment of long-lived assets. Segment-level non‑GAAP income (loss) from operations and non‑GAAP operating margin are calculated using the same methodology, but using (and excluding, as applicable) only revenue and expenses attributable to the applicable segment.

Non‑GAAP Net Income (Loss) Attributable to Common Stockholders and Non‑GAAP Net Income (Loss) Per Share Attributable to Common Stockholders. For the periods presented, we define non-GAAP net income (loss) attributable to common stockholders and non‑GAAP net income (loss) per share attributable to common stockholders, diluted (which we refer to as “non-GAAP diluted earnings per share”) as GAAP net loss attributable to common stockholders and GAAP net loss per share attributable to common stockholders, basic and diluted, respectively, adjusted to exclude stock-based compensation, amortization of acquired intangibles, loss on net assets divested, acquisition and divestiture related expenses, payroll taxes related to stock-based compensation, accretion of debt discount and issuance costs, provision of income tax effects related to non-GAAP adjustments, income tax benefit related to acquisitions, charitable contributions, share of losses from equity method investment, restructuring costs, impairment of long-lived assets and gains on or impairment of strategic investments.

Organic Revenue. For the periods presented, we define organic revenue as GAAP revenue, excluding (i) revenue from each acquired business and revenue from application-to-person (“A2P”) 10DLC fees imposed by major U.S. carriers on our core messaging business, in each case until the beginning of the first full quarter following the one-year anniversary of the closing date of such acquisition or the initial date such fees were charged and (ii) revenue from each divested business beginning in the quarter of the closing date of such divestiture; provided that (a) if an acquisition closes or such fees are initially charged on the first day of a quarter, such revenue will be included in organic revenue beginning on the one-year anniversary of the closing date of such acquisition or the initial date such fees were charged and (b) if a divestiture closes on the last day of a quarter, such revenue will be included in organic revenue for that quarter. A2P 10DLC fees are fees imposed by U.S. mobile carriers for A2P SMS messages delivered to its subscribers, and we pass these fees to our messaging customers at cost.

Organic Revenue Growth. For the periods presented, we calculate organic revenue growth by dividing (i) organic revenue for the period presented less organic revenue in the comparative period by (ii) organic revenue in the comparative period. If revenue from certain acquisitions, divestitures or A2P 10DLC fees is included or excluded in organic revenue in the period presented, then revenue from the same acquisitions, divestitures and A2P 10DLC fees is included or excluded in organic revenue in the comparative period for purposes of the organic revenue growth calculation. As a result, organic revenue used in this calculation for the comparative period will not always equal organic revenue reported for the comparative period. Communications organic revenue growth is calculated using the same methodology, but using (and excluding, as applicable) only revenue attributable to the Communications segment.

Free Cash Flow and Free Cash Flow Margin. For the periods presented, we define free cash flow as net cash provided by (used in) operating activities, excluding capitalized software development costs and purchases of long-lived and intangible assets, and we define free cash flow margin as free cash flow divided by revenue.

Operating Metrics

We review a number of operational and financial metrics, including Active Customer Accounts and Dollar-Based Net Expansion Rate, to evaluate our business, measure our performance, identify trends affecting our business, formulate business plans and make strategic decisions. These metrics are not based on any standardized industry methodology and are not necessarily calculated in the same manner or comparable to similarly titled measures presented by other companies. Similarly, these metrics may differ from estimates published by third parties or from similarly titled metrics of our competitors due to differences in methodology. The numbers that we use to calculate Active Customer Accounts and Dollar-Based Net Expansion Rate are based on internal data. While these numbers are based on what we believe to be reasonable judgments and estimates for the applicable period of measurement, there are inherent challenges in measuring usage. We regularly review and may adjust our processes for calculating our internal metrics to improve their accuracy. If investors or analysts do not perceive our metrics to be accurate representations of our business, or if we discover material inaccuracies in our metrics, our reputation, business, results of operations, and financial condition would be harmed.

Active Customer Accounts. We define an Active Customer Account at the end of any period as an individual account, as identified by a unique account identifier, for which we have recognized at least $5 of revenue in the last month of the period. A single organization may constitute multiple unique Active Customer Accounts if it has multiple account identifiers, each of which is treated as a separate Active Customer Account. Active Customer Accounts excludes customer accounts from Zipwhip, Inc. (“Zipwhip”). Communications Active Customer Accounts and Segment Active Customer Accounts are calculated using the same methodology, but using only revenue recognized from accounts in the respective segment. The number of consolidated and Communications Active Customer Accounts is rounded down to the nearest thousand. The number of Segment Active Customer Accounts is rounded down to the nearest hundred.
Our business and customer relationships have grown since we began reporting the number of Active Customer Accounts using the above definition, which is anchored to a minimum $5 monthly revenue figure. We have a large number of Active Customer Accounts with relatively low individual spend that in the aggregate do not drive a significant portion of our revenue. Due to this dynamic, we believe that the number of Active Customer Accounts, as currently defined, is less informative now as an indicator of the growth of our business and future revenue trends than it has been in prior periods.

Dollar-Based Net Expansion Rate. Our Dollar-Based Net Expansion Rate compares the total revenue from all Active Customer Accounts and customer accounts from Zipwhip in a quarter to the same quarter in the prior year. To calculate the Dollar-Based Net Expansion Rate, we first identify the cohort of Active Customer Accounts and customer accounts from Zipwhip that were Active Customer Accounts or customer accounts from Zipwhip in the same quarter of the prior year. The Dollar-Based Net Expansion Rate is the quotient obtained by dividing the revenue generated from that cohort in a quarter, by the revenue generated from that same cohort in the corresponding quarter in the prior year. When we calculate Dollar-Based Net Expansion Rate for periods longer than one quarter, we use the average of the applicable quarterly Dollar-Based Net Expansion Rates for each of the quarters in such periods. Revenue from acquisitions does not impact the Dollar-Based Net Expansion Rate calculation until the quarter following the one-year anniversary of the applicable acquisition, unless the acquisition closing date is the first day of a quarter. As a result, for the quarter ended December 31, 2024, our Dollar-Based Net Expansion Rate excludes the contributions from any acquisitions made after October 1, 2023. Revenue from divestitures does not impact the Dollar-Based Net Expansion Rate calculation beginning in the quarter the divestiture closed, unless the divestiture closing date is the last day of a quarter. As a result, for the quarter ended December 31, 2024, our Dollar-Based Net Expansion Rate excludes the contributions from any divestitures made after December 31, 2023. Communications Dollar-Based Net Expansion Rate and Segment Dollar-Based Net Expansion Rate are calculated using the same methodology, but using only revenue attributable to the respective segment and Active Customer Accounts and customer accounts from Zipwhip for that respective segment. Revenue from customer accounts from Zipwhip, which we acquired on July 14, 2021, has been included in our Dollar-Based Net Expansion Rate beginning in the quarter ended December 31, 2022.

We believe that measuring Dollar-Based Net Expansion Rate, on an aggregate basis and at the segment level, provides an important indication of the performance of our efforts to increase revenue from existing customers. Our ability to drive growth and generate incremental revenue depends, in part, on our ability to maintain and grow our relationships with existing Active Customer Accounts and to increase their use of the platform. An important way in which we have historically tracked performance in this area is by measuring the Dollar-Based Net Expansion Rate for Active Customer Accounts. Our Dollar-Based Net Expansion Rate increases when such Active Customer Accounts increase their usage of a product, extend their usage of a product to new applications or adopt a new product. Our Dollar-Based Net Expansion Rate decreases when such Active Customer Accounts cease or reduce their usage of a product or when we lower usage prices on a product. As our customers grow their businesses and extend the use of our platform, they sometimes create multiple customer accounts with us for operational or other reasons. As such, when we identify a significant customer organization (defined as a single customer organization generating more than 1% of revenue in a quarterly reporting period) that has created a new Active Customer Account, this new Active Customer Account is tied to, and revenue from this new Active Customer Account is included with, the original Active Customer Account for the purposes of calculating this metric.
Source: Twilio Inc.

TWILIO INC.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended December 31,
	2024	2023
Revenue	$1,194,835	$1,075,950
Cost of revenue	595,138	544,784
Gross profit	599,697	531,166
Operating expenses:
Research and development	252,577	235,645
Sales and marketing	216,671	238,602
General and administrative	116,779	106,968
Restructuring costs	(57)	25,452
Impairment of long-lived assets	—	286,226
Total operating expenses	585,970	892,893
Income (loss) from operations	13,727	(361,727)
Other (expenses) income, net:
Share of losses from equity method investment	(29,687)	(28,059)
Impairment of strategic investments	(6,750)	—
Other income, net	9,152	30,132
Total other (expenses) income, net	(27,285)	2,073
Loss before provision for income taxes	(13,558)	(359,654)
Provision for income taxes	1,088	(5,754)
Net loss attributable to common stockholders	$(12,470)	$(365,408)
Net loss per share attributable to common stockholders, basic and diluted	$(0.08)	$(2.01)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	153,511,425	181,786,135

TWILIO INC.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Year Ended December 31,
	2024	2023
Revenue	$4,458,036	$4,153,945
Cost of revenue	2,179,824	2,110,015
Gross profit	2,278,212	2,043,930
Operating expenses:
Research and development	1,008,747	942,790
Sales and marketing	860,821	1,022,985
General and administrative	449,079	468,459
Restructuring costs	13,273	165,733
Impairment of long-lived assets	—	320,504
Total operating expenses	2,331,920	2,920,471
Loss from operations	(53,708)	(876,541)
Other expenses, net:
Share of losses from equity method investment	(108,481)	(121,897)
Impairment of strategic investments	(8,220)	(46,154)
Other income, net	81,796	47,863
Total other expenses, net	(34,905)	(120,188)
Loss before provision for income taxes	(88,613)	(996,729)
Provision for income taxes	(20,790)	(18,712)
Net loss attributable to common stockholders	$(109,403)	$(1,015,441)
Net loss per share attributable to common stockholders, basic and diluted	$(0.66)	$(5.54)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	165,925,128	183,327,844

TWILIO INC.
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	As of December 31,
	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$421,297	$655,931
Short-term marketable securities	1,963,102	3,356,064
Accounts receivable, net	588,540	562,773
Prepaid expenses and other current assets	474,360	329,204
Total current assets	3,447,299	4,903,972
Property and equipment, net	191,042	209,639
Operating right-of-use assets	53,405	73,959
Equity method investment	485,835	593,582
Intangible assets, net	238,503	350,490
Goodwill	5,243,266	5,243,266
Other long-term assets	206,122	234,799
Total assets	$9,865,472	$11,609,707

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$100,169	$119,615
Accrued expenses and other current liabilities	530,686	424,311
Deferred revenue and customer deposits	155,680	144,499
Operating lease liability, current	33,685	49,872
Total current liabilities	820,220	738,297
Operating lease liability, noncurrent	85,875	120,770
Long-term debt, net	990,587	988,953
Other long-term liabilities	15,824	29,135
Total liabilities	1,912,506	1,877,155
Commitments and contingencies
Stockholders' equity:
Preferred stock	—	—
Common stock	153	182
Additional paid-in capital	15,476,124	14,797,723
Accumulated other comprehensive (loss) income	(1,301)	619
Accumulated deficit	(7,522,010)	(5,065,972)
Total stockholders’ equity	7,952,966	9,732,552
Total liabilities and stockholders’ equity	$9,865,472	$11,609,707

TWILIO INC.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Year Ended December 31,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(109,403)	$(1,015,441)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	205,984	284,413
Non-cash reduction to the right-of-use asset	19,095	26,971
Net amortization of investment premium and discount	(22,940)	(44)
Impairment of long-lived assets	—	320,504
Stock-based compensation including restructuring	616,607	675,857
Amortization of deferred commissions	76,348	72,892
Realized and unrealized losses on equity securities	1,681	8,043
Provision for doubtful accounts	35,393	51,859
Value of shares of Class A common stock issued and donated to charity	5,907	5,346
Share of losses from equity method investment	108,481	121,897
Impairment of strategic investments	8,220	46,154
Loss on net assets divested	—	32,277
Other adjustments	5,009	14,669
Changes in operating assets and liabilities:
Accounts receivable	(61,160)	(85,093)
Prepaid expenses and other current assets	(153,470)	(56,283)
Other long-term assets	(47,077)	(2,328)
Accounts payable	(20,256)	12,370
Accrued expenses and other current liabilities	87,434	(51,816)
Deferred revenue and customer deposits	11,181	5,371
Operating lease liabilities	(48,759)	(56,340)
Other long-term liabilities	(2,034)	3,474
Net cash provided by operating activities	716,241	414,752
CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisitions, net of cash acquired and payments related to prior period acquisitions	—	(5,770)
Divestitures, net of cash divested	—	38,194
Purchases of marketable securities and other investments	(923,863)	(1,953,003)
Proceeds from sales and maturities of marketable securities	2,353,486	2,200,417
Capitalized software development costs	(51,808)	(39,925)
Purchases of long-lived and intangible assets	(6,978)	(11,310)
Net cash provided by investing activities	1,370,837	228,603
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on debt and finance leases	(12,558)	(16,134)
Value of equity awards withheld for tax liabilities	(2,000)	(2,565)
Repurchases of shares of Class A common stock and related costs	(2,334,400)	(668,751)
Proceeds from exercises of stock options and shares of Class A common stock issued under ESPP	37,386	43,840
Net cash used in by financing activities	(2,311,572)	(643,610)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	—	108
NET DECREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(224,494)	(147)
CASH, CASH EQUIVALENTS AND RESTRICTED CASH—Beginning of period	655,931	656,078
CASH, CASH EQUIVALENTS AND RESTRICTED CASH —End of period	$431,437	$655,931

TWILIO INC.
Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures
(In thousands, except shares, per share amounts and percentages)
(Unaudited)

	Three Months Ended December 31,
	2024	2023
GAAP gross profit	$599,697	$531,166
GAAP gross margin	50.2%	49.4%
Non-GAAP adjustments:
Stock-based compensation	5,171	7,666
Amortization of acquired intangibles	15,682	24,591
Payroll taxes related to stock-based compensation	248	200
Non-GAAP gross profit	$620,798	$563,623
Non-GAAP gross margin	52.0%	52.4%

GAAP research and development	$252,577	$235,645
Non-GAAP adjustments:
Stock-based compensation	(84,007)	(84,772)
Amortization of acquired intangibles	—	(653)
Payroll taxes related to stock-based compensation	(1,554)	(979)
Non-GAAP research and development	$167,016	$149,241
Non-GAAP research and development as % of revenue	14.0%	13.9%

GAAP sales and marketing	$216,671	$238,602
Non-GAAP adjustments:
Stock-based compensation	(33,667)	(41,046)
Amortization of acquired intangibles	(11,601)	(17,227)
Payroll taxes related to stock-based compensation	(529)	(658)
Non-GAAP sales and marketing	$170,874	$179,671
Non-GAAP sales and marketing as % of revenue	14.3%	16.7%

GAAP general and administrative	$116,779	$106,968
Non-GAAP adjustments:
Stock-based compensation	(32,938)	(31,087)
Amortization of acquired intangibles	(8)	—
Acquisition and divestiture related expenses	—	(40)
Payroll taxes related to stock-based compensation	4,024	(409)
Charitable contributions	(1,996)	(13,361)
Non-GAAP general and administrative	$85,861	$62,071
Non-GAAP general and administrative as % of revenue	7.2%	5.8%

TWILIO INC.
Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures
(In thousands, except shares, per share amounts and percentages)
(Unaudited)

	Three Months Ended December 31,
	2024	2023
GAAP income (loss) from operations	$13,727	$(361,727)
GAAP operating margin	1.1%	(33.6)%
Non-GAAP adjustments:
Stock-based compensation	155,783	164,571
Amortization of acquired intangibles	27,291	42,471
Acquisition and divestiture related expenses	—	40
Payroll taxes related to stock-based compensation	(1,693)	2,246
Charitable contributions	1,996	13,361
Restructuring costs	(57)	25,452
Impairment of long-lived assets	—	286,226
Non-GAAP income from operations	$197,047	$172,640
Non-GAAP operating margin	16.5%	16.0%

GAAP net loss attributable to common stockholders	$(12,470)	$(365,408)
GAAP net loss attributable to common stockholders as % of revenue	(1.0)%	(34.0)%
Non-GAAP adjustments:
Stock-based compensation	155,783	164,571
Amortization of acquired intangibles	27,291	42,471
Acquisition and divestiture related expenses	—	40
Payroll taxes related to stock-based compensation	(1,693)	2,246
Accretion of debt discount and issuance costs	414	398
Income tax benefit related to acquisitions	—	(631)
Provision of income tax effects related to non-GAAP adjustments	(46,543)	(38,312)
Charitable contributions	1,996	13,361
Share of losses from equity method investment	29,687	28,059
Restructuring costs	(57)	25,452
Impairment of long-lived assets	—	286,226
Impairment of strategic investments	6,750	—
Non-GAAP net income attributable to common stockholders	$161,158	$158,473
Non-GAAP net income attributable to common stockholders as % of revenue	13.5%	14.7%

TWILIO INC.
Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures
(In thousands, except shares, per share amounts and percentages)
(Unaudited)

	Three Months Ended December 31,
	2024	2023
GAAP net loss per share attributable to common stockholders, basic and diluted*	$(0.08)	$(2.01)
Non-GAAP adjustments:
Stock-based compensation	0.97	0.89
Amortization of acquired intangibles	0.17	0.23
Acquisition and divestiture related expenses	—	—
Payroll taxes related to stock-based compensation	(0.01)	0.01
Accretion of debt discount and issuance costs	—	—
Provision of income tax effects related to non-GAAP adjustments	(0.29)	(0.21)
Charitable contributions	0.01	0.07
Share of losses from equity method investment	0.18	0.15
Restructuring costs	—	0.14
Impairment of long-lived assets	—	1.56
Impairment of strategic investments	0.04	—
Other dilutive	0.01	0.03
Non-GAAP net income per share attributable to common stockholders, diluted	$1.00	$0.86

GAAP weighted-average shares used to compute net loss per share attributable to common stockholders, basic	153,511,425	181,786,135

Weighted Average Diluted Shares Outstanding	7,078,762	2,248,261

Non-GAAP weighted-average shares used to compute non-GAAP net income per share attributable to common stockholders, diluted	160,590,187	184,034,396

* Some columns may not add due to rounding

TWILIO INC.
Reconciliation to Non-GAAP Financial Measures
(In thousands, except shares, per share amounts and percentages)
(Unaudited)

	Year Ended December 31,
	2024	2023
GAAP gross profit	$2,278,212	$2,043,930
GAAP gross margin	51.1%	49.2%
Non-GAAP adjustments:
Stock-based compensation	22,001	26,343
Amortization of acquired intangibles	62,728	113,266
Payroll taxes related to stock-based compensation	1,133	699
Non-GAAP gross profit	$2,364,074	$2,184,238
Non-GAAP gross margin	53.0%	52.6%

GAAP research and development	$1,008,747	$942,790
Non-GAAP adjustments:
Stock-based compensation	(330,933)	(331,526)
Amortization of acquired intangibles	(1,867)	(1,913)
Acquisition and divestiture related expenses	—	(488)
Payroll taxes related to stock-based compensation	(8,867)	(6,779)
Non-GAAP research and development	$667,080	$602,084
Non-GAAP research and development as a % of revenue	15.0%	14.5%

GAAP sales and marketing	$860,821	$1,022,985
Non-GAAP adjustments:
Stock-based compensation	(135,331)	(183,389)
Amortization of acquired intangibles	(47,248)	(77,128)
Acquisition and divestiture related expenses	—	(1,091)
Payroll taxes related to stock-based compensation	(2,204)	(3,715)
Non-GAAP sales and marketing	$676,038	$757,662
Non-GAAP sales and marketing as a % of revenue	15.2%	18.2%

GAAP general and administrative	$449,079	$468,459
Non-GAAP adjustments:
Stock-based compensation	(125,164)	(121,584)
Amortization of acquired intangibles	(8)	—
Acquisition and divestiture related expenses	—	(3,976)
Loss on net assets divested	—	(32,277)
Payroll taxes related to stock-based compensation	2,562	(1,792)
Charitable contributions	(19,907)	(17,346)
Non-GAAP general and administrative	$306,562	$291,484
Non-GAAP general and administrative as a % of revenue	6.9%	7.0%

TWILIO INC.
Reconciliation to Non-GAAP Financial Measures
(In thousands, except shares, per share amounts and percentages)
(Unaudited)

	Year Ended December 31,
	2024	2023
GAAP loss from operations	$(53,708)	$(876,541)
GAAP operating margin	(1.2)%	(21.1)%
Non-GAAP adjustments:
Stock-based compensation	613,429	662,842
Amortization of acquired intangibles	111,851	192,307
Acquisition and divestiture related expenses	—	5,555
Loss on net assets divested	—	32,277
Payroll taxes related to stock-based compensation	9,642	12,985
Charitable contributions	19,907	17,346
Restructuring costs	13,273	165,733
Impairment of long-lived assets	—	320,504
Non-GAAP income from operations	$714,394	$533,008
Non-GAAP operating margin	16.0%	12.8%

GAAP net loss attributable to common stockholders	$(109,403)	$(1,015,441)
GAAP net loss attributable to common stockholders as % of revenue	(2.5)%	(24.4)%
Non-GAAP adjustments:
Stock-based compensation	613,429	662,842
Amortization of acquired intangibles	111,851	192,307
Acquisition and divestiture related expenses	—	5,555
Loss on net assets divested	—	32,277
Payroll taxes related to stock-based compensation	9,642	12,985
Accretion of debt discount and issuance costs	1,634	1,571
Income tax benefit related to acquisition	—	(1,382)
Provision of income tax effects related to non-GAAP adjustments	(154,514)	(108,044)
Charitable contributions	19,907	17,346
Share of losses from equity method investment	108,481	121,897
Restructuring costs	13,273	165,733
Impairment of long-lived assets	—	320,504
Impairment of strategic investments, net of gains	7,231	46,154
Non-GAAP net income attributable to common stockholders	$621,531	$454,304
Non-GAAP net income attributable to common stockholders as % of revenue	13.9%	10.9%

TWILIO INC.
Reconciliation to Non-GAAP Financial Measures
(In thousands, except shares, per share amounts and percentages)
(Unaudited)

	Year Ended December 31,
	2024	2023
GAAP net loss per share attributable to common stockholders, basic and diluted*	$(0.66)	$(5.54)
Non-GAAP adjustments:
Stock-based compensation	3.62	3.58
Amortization of acquired intangibles	0.66	1.04
Acquisition and divestiture related expenses	—	0.03
Loss on net assets divested	—	0.17
Payroll taxes related to stock-based compensation	0.06	0.07
Accretion of debt discount and issuance costs	0.01	0.01
Income tax benefit related to acquisition	—	(0.01)
Provision for income tax effects related to non-GAAP adjustments	(0.91)	(0.58)
Charitable contributions	0.12	0.09
Share of losses from equity method investment	0.64	0.66
Restructuring costs	0.08	0.89
Impairment of long-lived assets	—	1.73
Impairment of strategic investments, net of gains	0.04	0.25
Other dilutive	0.01	0.06
Non-GAAP net income per share attributable to common stockholders, diluted	$3.67	$2.45

GAAP weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	165,925,128	183,327,844

Weighted average dilutive shares outstanding	3,314,675	2,052,559

Non-GAAP weighted-average shares used to compute Non-GAAP net income per share attributable to common stockholders, diluted	169,239,803	185,380,403

* Some columns may not add due to rounding.

TWILIO INC.
Reconciliation to Non-GAAP Financial Measures
(In thousands, except percentages)
(Unaudited)

Year Ended December 31,
2024
GAAP Revenue	$4,458,036
Organic Revenue	$4,458,036
GAAP Revenue Y/Y Growth	7%
Organic Revenue Y/Y Growth	9%[1]

¹ Organic revenue for the year ended December 31, 2023, when used in the calculation of organic revenue growth for the year ended December 31, 2024, excludes $52.8 million of divestiture revenue. Revenue for the year ended December 31, 2023 was $4.15 billion.

Year Ended December 31,
2024
GAAP Communications Revenue	$4,160,340
Communications Organic Revenue	$4,160,340
GAAP Communications Revenue Y/Y Growth	8%
Communications Organic Revenue Y/Y Growth	9%[1]

¹ Communications organic revenue for the year ended December 31, 2023, when used in the calculation of Communications organic revenue growth for the year ended December 31, 2024, excludes $52.8 million of divestiture revenue. Communications revenue for the year ended December 31, 2023 was $3.9 billion.

	Three Months Ended December 31,
	2024	2023
Free cash flow
Net cash provided by operating activities	$108,446	$222,545
Operating cash flow margin	9%	21%
Non-GAAP adjustments:
Capitalized software development costs	(11,549)	(9,399)
Purchase of long-lived and intangible assets	(3,430)	(2,291)
Free cash flow	$93,467	$210,855
Free cash flow margin	8%	20%
Net cash provided by (used in) investing activities	$129,098	$(137,142)
Net cash used in financing activities	$(407,770)	$(107,389)

	Year Ended December 31,
	2024	2023
Free cash flow
Net cash provided by operating activities	$716,241	$414,752
Operating cash flow margin	16%	10%
Non-GAAP adjustments:
Capitalized software development costs	(51,808)	(39,925)
Purchase of long-lived and intangible assets	(6,978)	(11,310)
Free cash flow	$657,455	$363,517
Free cash flow margin	15%	9%
Net cash provided by investing activities	$1,370,837	$228,603
Net cash used in financing activities	$(2,311,572)	$(643,610)

TWILIO INC.
Operating Results by Segment
(In thousands)
(Unaudited)

	Three Months Ended December 31, 2024
	Communications	Segment	Total
Revenue	$1,120,782	$74,053	$1,194,835
Segment non-GAAP income (loss) from operations	$275,336	$(10,042)	$265,294

Reconciliation of total segment non-GAAP income from operations to loss from operations:
Total segment non-GAAP income from operations			$265,294
Corporate costs not allocated to segments			(68,247)
Stock-based compensation			(155,783)
Amortization of acquired intangibles			(27,291)
Payroll taxes related to stock-based compensation			1,693
Charitable contributions			(1,996)
Restructuring costs			57
Income from operations			13,727
Other expenses, net			(27,285)
Loss before provision for income taxes			$(13,558)

	Year Ended December 31, 2024
	Communications	Segment	Total
Revenue	$4,160,340	$297,696	$4,458,036
Segment non-GAAP income (loss) from operations	$1,042,049	$(62,655)	$979,394

Reconciliation of total segment non-GAAP income from operations to loss from operations:
Total segment non-GAAP income from operations			$979,394
Corporate costs not allocated to segments			(265,000)
Stock-based compensation			(613,429)
Amortization of acquired intangibles			(111,851)
Payroll taxes related to stock-based compensation			(9,642)
Charitable contributions			(19,907)
Restructuring costs			(13,273)
Loss from operations			(53,708)
Other expenses, net			(34,905)
Loss before provision for income taxes			$(88,613)

CONTACT:
Investor Contact:
Bryan Vaniman
ir@Twilio.com

or

Media Contact:
Caitlin Epstein
press@Twilio.com